                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)          June 12, 2000
                                                              -------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
    -------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)

   Laws of the United States                    33-99362                       51-0269396
   -------------------------                    --------                       ----------
(State or other jurisdiction            (Commission File Number)       (IRS Employer Identification
 of incorporation or organization)                                               Number)


201 North Walnut Street, Wilmington, Delaware                            19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                    302/594-4117
--------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

     In the May reporting period, certain charge-off policies for the Trust were changed in order to conform these policies to new guidelines adopted by the Federal Financial Institution Examination Council. The changes relate to the timing of recognition of losses on accounts of which the cardholder has filed for bankruptcy or died. The implementation of these changes has caused a one-time acceleration of certain charge-offs. Accounts of bankrupt cardholders were previously charged off 90 days after First USA Bank, National Association, the Servicer of the Trust, was notified of bankruptcy. These accounts will now be charged off 60 days after notification. Accounts of deceased customers were previously charged off after 180 days but under the new policy will be charged off after 60 days.

     These policy changes will cause a one-time increase in net credit losses for the May Trust results. Reported Trust net credit losses for May were 8.05% after the one time increase in charge-offs due to bankruptcy or death of 3.12%. Without the impact of the policy change, net credit losses would have been 4.93%. The impact on one month excess spread and three month average excess spread was approximately 3.12% and 1.04%, respectively.

     Pursuant to the terms of related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank, National Association as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of May 1 through May 31, 2000 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

                 Original Principal    Original Principal          Pooling and
                      Amount                Amount            Servicing Supplement   Interest     Interest   Principal
    Series          (Class A)             (Class B)                   Date             Type        Payment
-------------------------------------------------------------------------------------------------------------------------
1994-4                726,450,000            56,550,000       June 1, 1994           Floating        yes         no
1994-6                750,000,000            58,380,000       July 30, 1994          Floating        yes         no
1994-8                500,000,000            39,157,000       November 8, 1994       Floating         *          no
1995-2                660,000,000            51,700,000       March 1, 1995          Floating        yes         no
1995-5                500,000,000            45,180,000       September 14, 1995     Floating        yes         no
1995-6              1,245,000,000           112,500,000       December 7, 1995       Floating        yes         no
1996-1                750,000,000            67,770,000       March 6, 1996          Floating        yes         no
1996-2                600,000,000            54,300,000       June 4, 1996           Floating        yes         no
1996-4                500,000,000            45,180,000       August 6, 1996         Floating        yes         no
1996-6                862,650,000            78,000,000       December 13, 1996      Floating        yes         no
1996-8                400,000,000            36,200,000       December 11, 1996      Floating        yes         no
1997-1                750,000,000            67,770,000       February 4, 1997       Floating        yes         no
1997-2                500,000,000            45,180,000       May 8, 1997            Floating        yes         no
1997-3                500,000,000            45,180,000       June 10, 1997          Floating        yes         no
1997-4                500,000,000            45,180,000       June 10, 1997          Floating        yes         no
1997-5                650,000,000            58,735,000       August 7, 1997         Floating        yes         no
1997-6              1,300,000,000           117,470,000       September 9, 1997        Fixed         yes         no
1997-7                500,000,000            45,180,000       September 9, 1997      Floating        yes         no
1997-8                780,000,000            70,482,000       September 23, 1997     Floating        yes         no
1997-9                500,000,000            45,180,000       October 9, 1997        Floating        yes         no
1997-10               700,000,000            63,253,000       December 23, 1997      Floating        yes         no
1998-1                700,000,000            63,253,000       May 21, 1998           Floating        yes         no
1998-3                800,000,000            72,289,000       June 25, 1998          Floating        yes         no
1998-4                700,000,000            63,253,000       July 22, 1998          Floating        yes         no
1998-5                650,000,000            58,735,000       August 27, 1998        Floating        yes         no
1998-6                800,000,000            72,289,000       August 27, 1998        Floating        yes         no
1998-7                750,000,000            67,770,000       September 17, 1998     Floating        yes         no
1998-8                500,000,000            45,180,000       September 17, 1998     Floating        yes         no
1998-9                650,000,000            44,828,000       December 22, 1998        Fixed         yes         no
1999-1              1,000,000,000            90,361,000       February 24, 1999      Floating        yes         no
1999-2                500,000,000            45,180,000       February 24, 1999      Floating        yes         no
1999-3                700,000,000            54,167,000       May 4, 1999            Floating        yes         no
1999-4                500,000,000            38,691,000       May 26, 1999           Floating        yes         no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments On the February, May, August, and November Payment Dates

     The 1994-4 Certificates, 1994-6 Certificates, 1994-8 Certificates, 1995-2 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, 1996-4 Certificates, 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-6 Certificates, 1997-7 Certificates, 1997-8 Certificates, 1997-9 Certificates, 1997-10 Certificates, 1998-1 Certificates, 1998-3 Certificates, 1998-4 Certificates, 1998-5 Certificates, 1998-6 Certificates, 1998-7 Certificates, 1998-8 Certificates, 1998-9 Certificates, 1999-1 Certificates, 1999-2 Certificates, 1999-3 Certificates, and 1999-4 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07,
99.08, 99.09, 99.10, 99.11, 99.12, 99.13, 99.14, 99.15, 99.16, 99.17, 99.18,
99.19, 99.20, 99.21, 99.22, 99.23, 99.24, 99.25, 99.26, 99.27, 99.28, 99.29,
99.30, 99.31, 99.32, and 99.33 to this report.

Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-6 Certificates

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-10 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-1 Certificates.

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-3 Certificates.

(99.24) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-4 Certificates.

(99.25) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-5 Certificates.

(99.26) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-6 Certificates.

(99.27) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-7 Certficates.

(99.28) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-8 Certificates.

(99.29) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-9 Certificates.

(99.30) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-1 Certificates.

(99.31) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-2 Certificates.

(99.32) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-3 Certificates.

(99.33) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-4 Certificates.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer



                         By: /s/ Tracie H. Klein
                             -------------------------
                             Name:  Tracie H. Klein
                             Title: First Vice President



Date:  June 12, 2000
       -------------